BERKSHIRE HILLS BANCORP - BHLB www.jointheexcitement.com America’s Most Exciting Bank sm Sandler O’Neill East Coast Financial Services Conference November 9 - 11, 2011

BERKSHIRE HILLS BANCORP - BHLB www.jointheexcitement.com America’s Most Exciting Bank sm P.O. Box 1308, Pittsfield, MA 01202 – Executive Offices – 66 West Street, Pittsfield, MA 01201 David H. Gonci Investor Relations Officer Phone: (413) 281 - 1973 Email: dgonci@berkshirebank.com Michael P. Daly President and CEO Phone: (413) 236 - 3194 Email: mdaly@berkshirebank.com 1

BERKSHIRE HILLS BANCORP - BHLB www.jointheexcitement.com America’s Most Exciting Bank sm 3 rd Quarter Results  72% increase in core earnings per share year over year  11% annualized growth in commercial business loans, excluding mergers  18% annualized growth in deposits, excluding mergers  3.74% net interest margin  0.58% non - performing assets / total assets  59.6% core efficiency ratio Note: See discussion on non - GAAP financial measures at end of presentation. 2

BERKSHIRE HILLS BANCORP - BHLB www.jointheexcitement.com America’s Most Exciting Bank sm Revenue Growth 20%+ Total Annual Growth 0 5 10 15 20 25 30 35 40 45 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3P $42 Quarterly Revenue ($ million) Quarter 3

BERKSHIRE HILLS BANCORP - BHLB www.jointheexcitement.com America’s Most Exciting Bank sm Performance Improvement Core Non - Interest Expense to Assets Greater Efficiency 59.6% 55 57 59 61 63 65 67 69 71 73 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 Quarter Core Non - Interest Expense to Assets (Percent) 2.71% 2.50 2.75 3.00 3.25 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 Quarter Efficiency Ratio (Percent) 4

BERKSHIRE HILLS BANCORP - BHLB www.jointheexcitement.com America’s Most Exciting Bank sm Core EPS Growth 20%+ Annualized Organic Growth Positive Operating Leverage 20 25 30 35 40 45 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 43 ¢ Core EPS (cents) Quarter 5

BERKSHIRE HILLS BANCORP - BHLB www.jointheexcitement.com America’s Most Exciting Bank sm Balance Sheet Strength Favorable Asset Quality Net Charge - Offs Net Charge - Offs/ Average Loans (Percent) 0.27% 0.2 0.25 0.3 0.35 0.4 0.45 0.5 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 Quarter 58 bp 40 50 60 70 80 90 100 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 NPAs/ Assets (Basis Points) Quarter 6

BERKSHIRE HILLS BANCORP - BHLB www.jointheexcitement.com America’s Most Exciting Bank sm Performance Improvement Core Return on Assets 89 bp 30 40 50 60 70 80 90 100 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 Core Return on Equity 6.5% 3 3.5 4 4.5 5 5.5 6 6.5 7 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 Quarte r Core ROE (Percent) Quarte r Core ROA (Basis Points) 7

BERKSHIRE HILLS BANCORP - BHLB www.jointheexcitement.com America’s Most Exciting Bank sm Capital Strength Total Risk Based Capital Tangible Equity / Assets 8.3% 6.0 7.0 8.0 9.0 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 Quarter Tangible Equity/Assets (Percent) Quarte r Risk Based Capital (Percent) 10.6% 9.00 9.50 10.00 10.50 11.00 11.50 12.00 12.50 13.00 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 8

BERKSHIRE HILLS BANCORP - BHLB www.jointheexcitement.com America’s Most Exciting Bank sm Rome Pittsfield Albany Manchester Center Springfield Hartford Boston Providence Strength In Our Regions Berkshire, New York, Pioneer Valley and Vermont Signifies branches in Connecticut to be acquired in pending CBT merger 9

BERKSHIRE HILLS BANCORP - BHLB www.jointheexcitement.com America’s Most Exciting Bank sm What To Expect Going Forward  Strong organic loan and deposit growth  Results from continued improvement in operating leverage  Hiring of top talent employees  Seamless integration of acquisitions  Strong growth in core earnings per share 10

BERKSHIRE HILLS BANCORP - BHLB www.jointheexcitement.com America’s Most Exciting Bank sm Why Invest In Us  Experienced executive management team  Proven track record for results  Solid strategies for growth  Focused on shareholder return  100% buy ratings from the four equity analysts who cover us 11

America's Most Exciting Bank[sm]

FORWARD LOOKING STATEMENTS. This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding anticipated future results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." Certain factors could cause actual results to differ materially from expected results. Such factors include increased competitive pressures, changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business in which Berkshire is engaged, changes in the securities markets and other risks and uncertainties disclosed from time to time in documents that Berkshire files with the Securities and Exchange Commission. Additionally, Berkshire has entered into an agreement to acquire CBT - The Connecticut Bank and Trust Company. Factors that could cause actual results to differ materially from expected results include the delays in completing the merger or termination of the agreement, difficulties in achieving cost savings from the merger or in achieving such cost savings within the expected time frame, and difficulties in integrating Berkshire and CBT.

ADDITIONAL INFORMATION FOR SHAREHOLDERS. The proposed acquisition of CBT will be submitted to CBT stockholders for their consideration. Berkshire will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of CBT and a Prospectus of Berkshire, as well as other relevant documents concerning the proposed transaction. Stockholders of CBT are urged to read the Registration Statement and the Proxy Statement/Prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Registration Statement, Proxy Statement/Prospectus, as well as other filings containing information about Berkshire and CBT at the SEC's Internet site (www.sec.gov) and at CBT's Internet site (www.thecbt.com).

Berkshire and CBT and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CBT in connection with the proposed merger. Information about the directors and executive officers of Berkshire is set forth in the proxy statement, dated March 24, 2011, for Berkshire's 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A. Information about the directors and executive officers of CBT is set forth in the proxy statement, dated April 18, 2011, for CBT's 2011 annual meeting of stockholders, which is available at CBT's Internet site. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus when it becomes available

NON-GAAP FINANCIAL MEASURES. This presentation references non-GAAP financial measures incorporating tangible equity and related measures, and core earnings excluding merger costs. These measures are commonly used by investors in evaluating business combinations and financial condition. GAAP earnings are lower than core earnings in 2011 and 2010 due to non-recurring merger related expenses. Reconciliations are in earnings releases at www.berkshirebank.com.

Banking · Insurance · Wealth Management

BERKSHIRE HILLS BANCORP - BHLB 12 www.jointheexcitement.com

BERKSHIRE HILLS BANCORP - BHLB www.jointheexcitement.com America’s Most Exciting Bank sm Note: GAAP EPS was ($1.52) in 2009 due to TARP dividends and restructuring charges. GAAP EPS was $0.99 in 2010 due to merger related expenses. Guidance and goals exclude M&A deal expenses. For the first nine months of 2011, Core EPS was $1.10 and GAAP EPS was $0.54. Q3 2011 Core EPS was $0.43 and GAAP EPS was $0.22. Financial Performance and Goals 2008 2009 2010 2011 Q4 Guidance Long Term Financial Goals Core revenue growth 21% - 8% 9% 47% 10%+ Net interest margin 3.44% 3.00% 3.27% 3.65% 3.50%+ Fee income/total revenue 28% 29% 28% NA 35%+ Efficiency ratio 61% 73% 71% ~60% 55% Pretax, pre - prov. core ROA 1.40% 0.75% 0.98% ~1.45% 1.70%+ Core ROA 0.87% - 0.57% 0.51% ~0.90% 1.00%+ Core ROE 6.47% - 3.69% 3.69% ~6.50%+ 10.00%+ Core ROTE 16.16% - 5.73% 8.03% NA 15.00%+ Core EPS $2.06 $ (1.20) $1.01 $0.44 $2.00+ Exhibit A 13

BERKSHIRE HILLS BANCORP - BHLB www.jointheexcitement.com America’s Most Exciting Bank sm Balanced Portfolios Note: Balances are as of September 30, and exclude discontinued operations. Deposits $3.0 Billion Loans $3.0 Billion Exhibit B Checking 14% NOW 9% Money Market 30% Savings 15% Time Under $100M 16% Time $100M+ 16% Residential Mortgage 35% Commercial 52% Consumer 13% 14